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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration
Statement (Form S-8 No. 333-83171) of National Information Consortium, Inc. of our report dated September 2, 1999, with respect to the financial statements of eFed, a Division of Electric Press, Inc. for the two years ended December 31, 1998 included in this Form 8-K dated November 15, 1999 of National Information Consortium, Inc.



/s/  Ernst & Young LLP
McLean, Virginia
November 15, 1999